Exhibit 10.37

Project Plan for
Non-GMP and cGMP
Fill and Finish of OMS302

Prepared for:
Wayne Gombotz, Ph.D.
Vice President, Pharmaceutical Operations
Omeros Corporation
1420 Fifth Avenue, Suite 2600
Seattle, WA 98101
206-623-4688 (phone)
206-264-7856 (fax)
Prepared by:
Althea Technologies
11040 Roselle Street
San Diego, CA 92121
858-882-0123
858-882-0133 (fax)

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TABLE OF CONTENTS
1.	Outline of Deliverables

2.	Detailed Description of Deliverables and Pricing Summary

3.	Specifications and Stability Testing Outlines

4.	Quality Agreement

5.	Project Total

6.	Authorizations

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1. Outline of Deliverables
A. Timing of Deliverables
1. Contract Approval (May 31, 2007)
2. Initial HPLC Assay Transfer (May-July 2007)
3. Non-GMP API Delivered to Althea (July 2007)
4. Non-GMP OMS302 Product, [†] and Placebo Fills (July 16-20, 2007)
5. Non-GMP Product Released (6 weeks after completion of the fill)
6. GMP Documentation Preparation (Product Batch Records) (September 2007)
7. GMP API Delivered to Althea (September 2007)
8. GMP OMS302 Product Fill (October 8-9, 2007)
9. GMP [†] Product Fill (October 10-11, 2007)
10. Released GMP Product Lot, C of A and Audited Batch Records (6 weeks after completion of the fill)
B. Summary of Deliverables to Omeros Corporation
This is a Project Plan dated May 31, 2007 under the Drug Product Development and Supply Agreement dated January 20, 2006 between Althea Technologies, Inc. and Omeros Corporation
Project: Non-GMP and cGMP Production of OMS302 (“Product”) per cGMP Master Batch Record to be developed by Althea and approved by Omeros.

Non-GMP OMS302 Product Vials	1 x 400
Non-GMP [†]Product Vials	1 x 400
Non-GMP Placebo Vials	1 x 400
cGMP OMS302 Product Vials	1 x 3,000
cGMP [†] Product Vials	1 x 3,000
Audited Batch Records	2
Audited Test Results	2
Cs of A	5
DMF Reference Letter	1

Miscellaneous
2 Site Visits for Inspection/Audit, 2 auditors at a time.

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2. Detailed Description of Deliverables and Pricing Summary
A. Detailed Description of Fill and Finish Deliverables and Pricing Summary

Service Description		Units	Unit Price	Total Price
Media Fill Validation		3 x 3000	[†]	[†]

-	Media fill validation performed in accordance with ICH guidelines of 3 x 3000 2 mL glass vials.

Non-GMP Aseptic Fill and Finish (Product and Placebo)		~400 vials/fill (OMS302 Product)	[†] Per Fill	[†]

-	Omeros to supply all released API- [†]		Discounted Unit Price:
-	Althea to purchase and release citric acid	~400 vials/fill
	monohydrate, sodium citrate and WFI.	[†]
-	Althea to purchase and release vials, stoppers and seals as specified in completed product survey	~400 vials per fill	[†] Per Fill
-	Non-GMP batch record preparation for product and placebo fills	(Placebo)
-	Non-GMP filling of formulated bulk and placebo into 5 mL glass vials
-	Standard label preparation- additional charges may apply for non-standard labels.
-	Release testing to include sterility, Endotoxin, pH, appearance, osmolality, potency, purity, identity and USP particulate. Samples of the product will be sent to Omeros for potency testing.
-	Fill may be performed in either Althea’s clean room filling suites or in a hood in a Class 10,000 room
-	Two domestic shipments

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A. Detailed Description of Fill and Finish Deliverables and Pricing Summary continued

Service Description		Units	Unit Price	Total Price
GMP Aseptic Fill and Finish (OMS302 Product)		3000 Vials	[†]	[†]

-	Omeros to supply all released APIs
-	Althea to purchase and release citric acid monohydrate and sodium citrate dihydrate buffer.
-	Althea to purchase and release vials, stoppers and seals as specified in completed product survey
-	GMP batch record preparation
-	GMP aseptic filling of formulated bulk into 2 mL clear glass vials
-	Standard label preparation- additional charges may apply for non-standard labels.
-	Release testing to include sterility (Nelson or Northview Labs), Endotoxin, pH, appearance, osmolality, potency, purity, identity and USP particulate (Quadrants). Samples will be sent to Omeros for potency testing.

GMP Aseptic Fill and Finish ([†] Product)		3000 Vials	[†]	[†]

-	Omeros to supply all released API
-	Althea to purchase and release citric acid monohydrate and sodium Citrate dihydrate buffer.
-	Althea to purchase and release vials, stoppers and seals as specified in completed product survey
-	GMP batch record preparation
-	GMP aseptic filling of formulated bulk into 2 mL clear glass vials
-	Standard label preparation- additional charges may apply for non-standard labels.
-	Release testing to include sterility (Nelson or Northview Labs), Endotoxin, pH, appearance, ,osmolality, potency, purity, identity and USP particulate (Quadrants). Samples will be sent to Omeros for potency testing.

Fill and Finish Total				[†]

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B. Detailed Description of Stability Testing and Analytical Transfer Deliverables and Pricing Summary

Service Description	Units	Unit Price	Total Price
HPLC Transfer and Qualification - Transfer of HPLC method, including all SOPs and protocols. Assay qualification.	1	[†]	[†]

Final Product (Non-GMP OMS302 Product Only- No Placebo) Stability Program Setup and Maintenance	2 Storage Conditions	[†]	[†]

Includes storage, execution and management of a 18 month stability program described below at two temperatures with the option of extending the program to 24 months. Also includes the issuance of a C of A at each time interval and stability condition.

Final Product (Non-GMP [†] Only- No Placebo) Stability Program Setup and Maintenance	2 Storage Conditions	[†]	[†]

Includes storage, execution and management of an 18 month stability program described below at two temperatures with the option of extending the program to 24 months. Also includes the issuance of a C of A at each time interval and stability condition.

Final Product (GMP Product OMS302) Stability Program Setup and Maintenance	2 Storage Conditions	[†]	[†]

Includes storage, execution and management of an 18 month stability program described below at two temperatures with the option of extending the program to 24 months. Also includes the issuance of a C of A at each time interval and stability condition.

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B. Detailed Description of Stability Testing and Analytical Transfer Deliverables and Pricing Summary Continued

Service Description	Units	Unit Price	Total Price
Final Product (GMP Product [†] Only- No Placebo) Stability Program Setup and Maintenance	2 Storage Conditions	[†]	[†]

Includes storage, execution and management of an 18 month stability program described below at two temperatures with the option of extending the program to 24 months. Also includes the issuance of a C of A at each time interval and stability condition.

Stabiity and Analytical Transfer Total			[†]

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C. Payment Schedule
The above Fill and Finish and Stability and Analytical Transfer pricing will be [†]. The total budgeted [†] shall be payable in accordance with the following schedule in response to invoices to be submitted by Althea monthly for milestones completed during the month. Invoices will be paid by Omeros in accordance with Section 2.11 of the Development and Supply Agreement.

Milestone	Invoice Amount
Execution of Project Plan (advance payment — [†] of Fill and Finish)*	[†]

Completion of HPLC Transfer and Qualification	[†]

Completion of Non-GMP OMS302 Product Fill and Finish	[†]

Completion of Non-GMP Placebo Product Fill and Finish	[†]

Completion of Non-GMP [†] Product Fill and Finish	[†]

Setup of Non-GMP Product Stability Program ([†] of Stability Program Price for OMS302)	[†]

Delivery of Stability Data for Each Time Point (1, 3, 6, 9, 12 and 18 Month) for the Non-GMP OMS203 a Product Stability Program (each at [†] of Program Price)	[†]/timepoint

Setup of Non-GMP Product Stability Program ([†] of Stability Program Price for [†])	[†]

Delivery of Stability Data for Each Time Point (1, 3, 6, 9, 12 and 18 Month) for the Non-GMP [†]Product Stability Program (each at [†] of Program Price)	[†]/timepoint

Completion of GMP OMS302 Product Fill ([†] of batch price)	[†]

Approval of Released cGMP OMS302 Product by Omeros within the timeframe described in section 5.1, Non-Conforming Drug Product in the Development and Supply Agreement ([†] of batch price)	[†]

Completion of GMP [†] Product Fill ([†] of batch price)	[†]

Approval of Released cGMP [†] Product by Omeros within the timeframe described in section 5.1, Non-Conforming Drug Product in the Development and Supply Agreement ([†] of batch price)	[†]

Setup of cGMP OMS302 Product Stability Program ([†] of Stability Program Price)	[†]

Setup of cGMP [†] Product Stability Program ([†] of Stability Program Price)	[†]

Delivery of Stability Data for Each Time Point (1, 3, 6, 9, 12 and 18 Month) for the GMP OMS302 Product Stability Program (each at [†] of Program Price)	[†]/timepoint

Delivery of Stability Data for Each Time Point (1, 3, 6, 9, 12 and 18 Month) for the GMP [†] Product Stability Program (each at [†] of Program Price)	[†]/timepoint

*	In the event that the Project Plan is terminated early, any portion of the advance payment remaining (less any penalties that may be due in accordance with Section 3.3(b) of the Development and Supply Agreement) shall be promptly refunded to Omeros.

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3. Specifications and Components

Assay	Test	Specification
Purity	HPLC	Report Result; % area of each individual Related Substances peak and total % Related Substances

Potency	HPLC	Report Result; % Label claim [†] HCL and % Label claim [†]

Identity	HPLC	Retention time of parent compound matches retention time of drug substance reference standards

Appearance	Visual per Althea SOP	Clear colorless solution free of visible particulates

pH	USP [†]	[†]

Osmolality	USP [†]	Report Result

Sterility	USP [†]	Sterile

Particulate Count	USP [†]	Particulates >/= [†]/Unit Particulates >/= [†]/Unit

Endotoxin	LAL USP [†]	[†]/mL
Component Specifications

Component	Description	Althea Part Number
Vial	West 5 mL, 20 mm opening-68000318,	RM-551
Stopper	West 20 mm Daikyo Fluortec D777-1 Gray-19500120	RM-512
Seal	20 mm Purple Flip-Off Truedge West-542027	RM-711
Filter
Excipients

Excipients	Catalog Number
Citric acid Monohydrate USP	EM Science — EM-0002425B
Sodium Citrate (Dihydrate USP)	EM Science — EM-SX0442-1

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Stability Testing Outlines
Proposed Stability Program (Non-GMP Product Only- No Placebo)- Two Storage Conditions

Assay	1	3	6	9	12	18
HPLC	X	X	X	X	X	X
Appearance	X	X	X	X	X	X
pH	X	X	X	X	X	X
USP Particulates						X
Sterility						X
Endotoxin						X
Proposed Stability Program (Product)- Two Storage Conditions

Assay	1	3	6	9	12	18
HPLC	X	X	X	X	X	X
Appearance	X	X	X	X	X	X
pH	X	X	X	X	X	X
USP Particulates						X
Sterility						X
Endotoxin						X

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4. Quality Agreement
Purpose
The Quality Management Agreement has been developed to define the regulatory compliance roles and responsibilities of Omeros Corporation (Omeros) and Althea Technologies (Althea). The Quality Management Agreement shall constitute part of the agreement between Omeros and Althea and may be revised from time to time on the basis of mutual agreement of the parties. In the event of a conflict between the provisions of the Drug Product Development and Clinical Supply Agreement and Quality Management Agreement, the provisions of the Drug Product Development and Clinical Supply Agreement shall prevail.
Definitions
“Agreement” shall mean the Drug Product Development and Clinical Supply Agreement executed between Omeros and Althea on January 20, 2006.
“cGMP” shall mean Current Good Manufacturing Practices as promulgated under the US Federal Food Drug and Cosmetic Act and 21 CFR sections 210, 211, 600 and 610
“Party” means either Omeros or Althea
“Parties” means both Omeros and Althea
“Products” shall mean Omeros drug products and all intermediate precursors
Regulatory Activities
Roles of the parties
Omeros will be the holder the IND or equivalent and the holder of the registration submission and subsequent license. Althea will support these submissions as a contract manufacturer under the direction of Omeros.
Regulatory submissions
Omeros will be responsible for the submission of documentation to regulatory authorities in support of the Products. Althea will provide Omeros with the information necessary to complete regulatory submissions in a timely and effective manner.
Althea and Omeros will mutually agree upon responses, which Omeros will make, to FDA questions and requests regarding production processes and product testing relevant to Althea.
Inspections
Omeros will inform Althea in a timely fashion when regulatory agencies are seeking to schedule

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inspections concerning the Products at Althea’s facilities.
Omeros will be permitted two representatives during the opening, closing and daily wrap up portions of the inspection at Althea’s facilities.
Althea’s communication and commitments with regulatory inspectors will be limited to matters outside of Omeros’ regulatory submissions, and Omeros will be informed of all such communication and commitments that could impact Omeros’ regulatory submissions. Althea and Omeros will mutually agree upon responses, which Omeros will make, to FDA questions and requests regarding production processes and product testing. Omeros will determine and make all other responses to regulatory authorities.
Compliance
Roles of the parties
Althea, in its activities under the Agreement, is responsible for cGMP, other applicable guidelines and Althea SOPs.
Omeros, in its activities under the Agreement, is responsible for cGMP and applicable guidelines and with confirming Althea’s cGMP, other applicable guidelines and Althea SOPs.
Audits
In addition to other audit rights provided for in Section 4.7 of the Agreement, Omeros has the right to perform one audit of Althea facilities, laboratories and warehouses each year for the purposes of confirming Althea’s compliance with cGMP, applicable guidelines and Althea SOPs in the manufacture, testing and validation of the Product. The audit will be limited to 2 business days to occur on mutually agreed upon dates.
Omeros may also perform an annual audit of each Althea subcontractor involved in the manufacture, testing and validation of the Product, providing that Omeros provides Althea with prior written notification of its intent to audit. Althea will provide commercially reasonable efforts to facilitate the scheduling and execution of Omeros’ audits of subcontractors.
In addition to the annual compliance audit, Omeros may also audit Althea and its subcontractors in the event of failure or recall of a product lot.
At the conclusion of each audit, Omeros will hold a wrap up meeting with Althea and/or its subcontractors to review all significant audit observations.
Within 60 days of each audit it performs at Althea and its subcontractors, Omeros will provide Althea with a written report of its observations and recommendations. Within 60 days of receipt of Omeros’ audit report, Althea and/or its subcontractors will provide a written response to Omeros including a response to all Omeros observations and details regarding corrective actions.
Documentation

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Althea is responsible for generating and maintaining records of equipment usage, cleaning and maintenance.
Althea is responsible for developing documentation to support the manufacturing, testing and validation of the Product. All documents and procedures which are specific to the product must be approved by Omeros prior to implementation. Althea will provide Omeros with copies of all documents used in the production, testing and validation of the Product.
Changes to documentation will be implemented according to the Change Control section of this document.
Althea is responsible for maintaining Product batch production and testing records for the period of product expiry plus one year. Written authorization from Omeros QA is required prior to the movement or destruction of Product records. When Althea is no longer willing or able to store Product records, Omeros may have the records destroyed, or transferred to an alternate storage location at Omeros’ expense.
Product Release
Althea and Omeros will each identify a Quality Assurance representative who will function as the points of contact between the companies for the purposes of communication regarding product release and regulatory compliance activities.
Althea will propose sources and specifications for raw materials and components to be used in the manufacture of the Product. Omeros will be responsible for approving all sources for raw materials and components used in the manufacture of the Product.
Althea and Omeros will mutually agree upon testing specifications for the Product. The parties will mutually agree in writing to all changes to specification prior to implementation.
Althea may subcontract some or all of the Product testing subject to prior written approval by Omeros.
Althea is responsible for control and monitoring of the Product manufacturing process and production facility.
Althea is responsible for reviewing product lot records, test results and specifications and determining whether to reject the lot or issue Althea’s release to Omeros QA. Omeros QA is responsible for the formal release of each Product lot.
Althea will issue a Certificate of Analysis and Certification of Compliance to Omeros for each lot that receives Althea’s release. The Certificate of Analysis will contain a summary of the product test results, specifications and test methods. The Certificate of Compliance will contain a statement signed by Althea’s QA representative stating that the lot has been manufactured and tested in compliance with cGMP, Althea procedures and applicable guidelines.
Omeros may request additional documentation to support its review and release of Product lots,

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including but not limited to copies of Batch Production Records, testing results, raw data from Product testing and in-process test results.
Omeros will make reasonable efforts to release each lot within 90 days of receipt of the Certificate of Analysis, Certificate of Compliance and requested documents.
Althea will store and ship the Product according to written Omeros instructions and in compliance with cGMP.
Product Recall
Omeros is responsible for instituting and facilitating a Product recall.
Omeros will notify Althea in a timely fashion when a Product recall may be due to issues related to the manufacturing of the Products.
In the event that a Product recall may be due to manufacture of the Products, Althea will provide Omeros complete information regarding the relevant Product lots including, but not limited to trace trees, equipment and facility data, etc. Althea will provide this information to Omeros within 10 business days of receipt of the request from Omeros.
At Omeros’ request and under Omeros’ direction, Althea will support communication with regulatory authorities.
Change Control
All changes to procedures, documents and equipment used in the manufacture, testing and validation of the Product must be mutually approved by Althea and Omeros in writing prior to implementation.
Validation
All validation specific to the Product must be executed according to protocols approved prior to execution by Omeros.
Althea will provide Omeros with copies of all validation reports used to support manufacture and testing of the Product, upon request.
Investigations
Althea will notify Omeros of all excursions, deviations, observations and investigations which could impact past, current or future lots of the Product.
Althea will notify Omeros of all Product testing failures within 2 business days, and prior to initiating retesting.

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All investigations concerning the Product and conducted at Althea will be reviewed and approved by Althea and Omeros.
Product Supply Roles of the parties
Althea will perform manufacture, testing and validation of the Products in its facilities.
Omeros is authorized to have 2 representatives present at Althea’s manufacturing facilities during Product manufacture, testing and/or validation. Additional Omeros representatives may be permitted when mutually agreed with Althea.
Authorization of production
Manufacture of the Product at Althea will be authorized in accordance with the Agreement
Lot numbers
Althea is responsible for assigning and tracking unique identifier numbers to each lot of raw material, component, product intermediate and Product.
Dates of production and expiration
The dates of manufacture will be determined by, and documented in, the Batch Production Records. The expiration date of the Product will be determined by Omeros.
Dispute Resolution
Disputes concerning the acceptability of Product lots or general compliance issues will be resolved by the Quality Assurance representatives of the Parties. If the dispute is not resolved after 30 days, either Party may upon written notification to the other request that the dispute be resolved according to the provisions of the Agreement.

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5. Summary Pricing

Fill and Finish Total	[†]

Stability and Analytical Transfer Total	[†]

Project Total	[†]

Discounted Project Total	[†]

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6. Authorizations
IN WITNESS WHEREOF, the parties hereto have each caused this Project Plan to be executed by their duly-authorized representatives as of June 4, 2007.

OMEROS CORPORATION			ALTHEA TECHNOLOGIES, INC

By:	/s/ Gregory A. Demopulos	By:	/s/ Melissa Rosness

Name:	Gregory A. Demopulos, M.D.	Name:	Melissa Rosness

Title:	Chairman & CEO	Title:	Director, Contract Management

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